SCHEDULE 14A
                                 (Rule 14a-101)


                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. ____ )





Filed by the Registrant                    [x]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:


[ ] Preliminary Proxy Statement     [x] Confidential, For Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2)
[ ] Definitive Proxy Statement
[x] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12


                                 GAM FUNDS, INC.
                (Name of Registrant as Specified in Its Charter)

 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (check the appropriate box)

[x] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11


     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
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         pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
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previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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

                             GLOBAL ASSET MANAGEMENT
             GAM FUNDS, INC. 135 EAST 57TH STREET NEW YORK NY 10022

               TELEPHONE (212) 407 4600 FACSIMILIE (212) 407 4684


                           NOTICE OF ADJOURNED MEETING


Dear Shareholder,

We are writing to inform you that the Special Meeting of Shareholders of the GAM Gabelli Long/Short Fund Series of GAM Funds, Inc. (the "Fund") scheduled for February 11, 2003, has been adjourned to permit further solicitation of votes. A new meeting date has been set for Tuesday, February 25, 2003.

Regardless of how many shares you own, your vote is very important.

Several weeks ago you received proxy information to enable you to vote on important issues affecting your investment in the Fund. This information describes each proposal and asks for your vote on these important issues. Your vote on the issues described in the proxy information is very important. If you do not plan to attend the Special Meeting of Shareholders on February 25th, please indicate your vote on the enclosed proxy card(s). If you have already voted, no further action is required on your part.

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1.   Regardless  of how many  shares you own,  your vote is very  important.  In order to vote your shares over the telephone or Internet simply follow the enclosed instructions on your voting form. Or please sign, date and mail
     the     proxy     form    in    the     enclosed     pre-paid     envelope.

2. Please vote each proxy you receive since each account must be voted separately.


             If you need assistance voting your shares, please call:

                      MORROW & CO., INC at (800) 607-0088.
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Please vote your shares as soon as possible.

For the reasons set forth in the proxy materials previously delivered to you, THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF BOTH PROPOSALS SET FORTH IN THE PROXY MATERIALS.

If you have any further questions, you may call GAM at 1-800-426-4685, option 3. We appreciate your prompt attention.

Sincerely,


/s/ Joseph J. Allessie
Joseph J. Allessie
Secretary

                                                                            GAM